CENTRAL SECURITIES CORPORATION

                                  -----------

                         INTERIM REPORT TO STOCKHOLDERS

                              AS OF MARCH 31, 2000

TO THE STOCKHOLDERS OF

      CENTRAL SECURITIES CORPORATION:

      Financial data for the quarter ended March 31, 2000 and other pertinent information prepared by management without audit by independent auditors are submitted herewith.

            Comparative market values of net assets are as follows:

                                                     Mar.31, 2000    Dec.31, 1999     Mar.31, 1999
                                                     ------------    ------------     ------------
Net assets ....................................      $715,779,188    $590,655,679     $479,606,205

Convertible Preference Stock at liquidation
   preference ...... ..........................                  *               *      (8,980,700)
                                                      ------------    ------------    ------------
Net assets applicable to Common Stock .........       $715,779,188    $590,655,679    $470,625,505
                                                      ============    ============    ============
Net asset coverage per share of Convertible
   Preference Stock ...........................      $           *   $          *     $   1,335.10

Net assets per share of Common Stock. .........              42.48           35.05           31.64

Pro forma net assets per share, reflecting
   conversion of the Convertible Preference
   Stock ......................................                  *               *           29.63

      Shares of Convertible Preference Stock
         outstanding ..........................                  *               *         359,228

      Shares of Common Stock outstanding ......         16,850,737      16,850,745      14,873,532

      Comparative figures of income are as follows:

                                                Three months ended March 31,
                                               ------------------------------
                                                   2000              1999
                                               ------------      ------------
Net investment income .....................    $  1,413,174      $  1,424,929

    Number of times Preferred
      dividend earned .....................               *               7.9

    Per share of Common Stock .............             .08**             .08**

Net realized gain on sale
  of investments ..........................      37,424,118         9,247,292

Increase (decrease) in net unrealized
  appreciation of investments .............      86,286,458        (7,349,768)

Increase in net assets resulting
  from operations .........................     125,123,750         3,322,453

----------
 * On August 1, 1999 the Corporation redeemed the remaining shares of the $2.00 Series D Convertible Preference Stock.

** Per-share data are based on the average number of Common shares outstanding during the three-month period and in 1999 are after recognition of the dividend requirement on the Convertible Preference Stock.


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

                          PRINCIPAL PORTFOLIO CHANGES*
                           January 1 to March 31, 2000
                    (Common Stock unless specified otherwise)

                                                    Number of Shares
                                         ---------------------------------------
                                                                        Held
                                                                      March 31,
                                          Purchased       Sold          2000
                                         -------------- --------  --------------
Analog Devices, Inc. ..................    480,000(a)   150,000(b)     930,000
Broadwing  Inc. .......................     96,090(c)                  884,217
The DII Group Incorporated ............                  30,000        470,000
Fort James Corporation ................    100,000                     100,000
Intel Corporation .....................                  60,000        700,000
JLG Industries, Inc. ..................    200,000                     200,000
MGI  Pharma, Inc. .....................                  70,000         80,000
MidAmerican Energy Holdings Company ...                 300,000(d)          --
Nextel Communications,  Inc. Class A ..                  10,000        140,000
Novell, Inc. ..........................    100,000                     100,000
Omnicare, Inc. ........................                 100,000             --
Petroleum Geo-Services ASA Spon ADR ...                 100,000             --
PharmChem Laboratories,  Inc. .........                  18,347             --
Unisys Corporation ....................    800,000                     900,000
UNUMProvident Corporation .............    100,000                     330,000
Watkins-Johnson Company ...............                 500,000(d)          --

----------
* Excludes stocks listed under "Miscellaneous--Other Investments" at 12/31/99.

(a) Stock split.

(b) 120,000 of which were pre-split.

(c) Received on conversion of 10,743 shares of Broadwing Inc. 71/4% Ser. A Conv. Pfd. Stock.

(d) Merger.

                                   ----------

     The annual meeting of stockholders of the Corporation was held on March 8, 2000 with 93% of Common shares being represented. At the meeting the Board of Directors was reelected and the selection of KPMG LLP as auditors of the Corporation for the year 2000 was ratified. Detailed information will be published in the June 30, 2000 Semi-Annual Report.

      In the quarter ended March 31, 2000 the Corporation repurchased 8 shares of its Common Stock at $30.13 per share. These shares were purchased in a private transaction with a stockholder. The Corporation may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of stockholders.

      Stockholders' inquiries are welcome.

                                                  CENTRAL SECURITIES CORPORATION

                                                     WILMOT H. KIDD, PRESIDENT
375 Park Avenue
New York, NY 10152
April 28, 2000


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

                               BOARD OF DIRECTORS

DONALD G. CALDER                                      DUDLEY D. JOHNSON
     President                                             President
     G. L. Ohrstrom & Co., Inc.                            Young & Franklin Inc.
     New York, NY                                          Liverpool, NY

JAY R. INGLIS                                         WILMOT H. KIDD
     Executive Vice President                              President
     Holt Corporation
     New York, NY

                              C. CARTER WALKER, JR.
                                 Washington, CT

                                    OFFICERS

                        WILMOT H. KIDD, President
                        CHARLES N. EDGERTON, Vice President and Treasurer KAREN E. RILEY, Secretary

                                     OFFICE

                       375 Park Avenue, New York, NY 10152
                                  212-688-3011
                            www.centralsecurities.com

                        CUSTODIAN

                            UMB Bank, N.A.
                                 P.O. Box 419226, Kansas City, MO 64141-6226

                        TRANSFER AGENT AND REGISTRAR

                            EquiServe, First Chicago Trust Division
                                 P. O. Box 2500, Jersey City, NJ 07303-2500

                        INDEPENDENT AUDITORS

                            KPMG LLP
                                 345 Park Avenue, New York, NY 10154


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